CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and James M. Giallanza, Chief Financial Officer of Legg Mason Partners Variable Portfolios III, Inc. – Legg Mason Partners Variable Adjustable Rate Income Portfolio (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Variable	Legg Mason Partners Variable
Portfolios III, Inc.-	Portfolios III, Inc.-
Legg Mason Partners Variable Adjustable	Legg Mason Partners Variable Adjustable
Rate Income Portfolio	Rate Income Portfolio

/s/ R. Jay Gerken	/s/ James M. Giallanza
R. Jay Gerken	James M. Giallanza
Date: July 7, 2006	Date: July 7, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and James M. Giallanza, Chief Financial Officer of Legg Mason Partners Variable Portfolios III, Inc. – Legg Mason Partners Variable High Income Portfolio (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Variable	Legg Mason Partners Variable
Portfolios III, Inc.-	Portfolios III, Inc.-
Legg Mason Partners Variable	Legg Mason Partners Variable
High Income Portfolio	High Income Portfolio

/s/ R. Jay Gerken	/s/ James M. Giallanza
R. Jay Gerken	James M. Giallanza
Date: July 7, 2006	Date: July 7, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.